Exhibit 99.1

Entercom Communications Corp.

Reports Fourth Quarter Results

(Bala Cynwyd, Pa. February 28, 2012) Entercom Communications Corp. (NYSE: ETM) today reported financial results for the quarter and year ended December 30, 2011.

Fourth Quarter Highlights

•	Net revenues for the quarter decreased 7% to $95.1 million

•	Station expenses decreased 4% to $60.3 million

•	Station operating income decreased 11% to $34.9 million

•	Adjusted EBITDA decreased 12% to $30.1 million

•	Net income per share was $0.28

•	Adjusted net income per share decreased 22% to $0.29

•	Free cash flow decreased 22% to $20.8 million

2011 Annual Highlights

•	Net revenues for the year decreased 2% to $382.7 million

•	Station expenses increased 2% to $262.6 million

•	Station operating income decreased 10% to $120.1 million

•	Adjusted EBITDA decreased 14% to $100.4 million

•	Net income per share was $1.81

•	Adjusted net income per share decreased 13% to $0.98

•	Free cash flow decreased 16% to $73.0 million

David J. Field, President and Chief Executive Officer stated: “2011 was a year of extensive strategic investment for Entercom, during which we launched four new station brands and established FM simulcasts of three core AM stations in San Francisco, Boston, Sacramento, Kansas City and Buffalo. These moves significantly enhance our future growth potential and are expected to contribute positively to revenue growth commencing in second quarter. However, they diluted our fourth quarter revenues by 4%. Excluding political and stations reformatted in 2011, fourth quarter revenues were flat. We are optimistic on 2012 growth, bolstered by improving economic conditions, accelerating performance from newly reformatted stations, and political advertising. And we are highly encouraged by strong industry fundamentals as innovation accelerates, audience usage trends remain outstanding, and radio remains the most cost-effective major advertising medium.”

Additional Information

In January, the Company announced a new multi-year agreement to broadcast Buffalo Bills games, beginning with the 2012 season. The Buffalo Bills Radio Network will be broadcast on the Company’s stations in Buffalo and Rochester.

Exhibit 99.1 - Page 1

During the quarter, the Company entered into a new $425 million credit facility, including a $50 million revolver and $375 million term loan, and issued $220 million in principal amount of senior notes. The proceeds of the refinancing were used to repay the Company’s prior credit facility which was scheduled to mature on June 30, 2012. The new revolver matures in 2016, the term loan matures in 2018 and the senior notes mature in 2019.

During the year, the Company reduced its outstanding net senior debt by $47.9 million. As of December 31, 2011, the Company had $3.6 million in cash and $602.2 million of senior debt. Since 2007, the Company has reduced its outstanding net senior and senior subordinated debt by more than $360 million.

Earnings Conference Call and Company Information

Entercom will hold a conference call regarding the quarterly earnings release on February 28, 2012 at 4:30 PM Eastern Time. Investors will have the opportunity to submit questions to the Company regarding the fourth quarter earnings release by emailing their inquiries to questions@Entercom.com. Questions should be sent at least 10 minutes prior to the call. The Company will only discuss inquiries made by email prior to the conference call. The public may access the conference call by dialing 888-889-0278 (passcode: Entercom). A replay of the conference call will be available and can be accessed either by dialing 800-679-9655 or by visiting the Company’s website: www.entercom.com. Additional information and reconciliation of same station results are available on the Company’s website at www.entercom.com.

Entercom Communications Corp. is one of the five largest radio broadcasting companies in the United States, with a nationwide portfolio in excess of 100 stations in 23 markets, including San Francisco, Boston, Seattle, Denver, Portland, Sacramento and Kansas City. Known for developing unique and highly successful, locally programmed stations, Entercom is home to some of radio’s most distinguished brands and compelling personalities. The Company is also the radio broadcast partner of the Boston Red Sox, Boston Celtics, Kansas City Royals, New Orleans Saints, Oakland A’s, San Jose Sharks, Memphis Grizzlies, Buffalo Sabres and Buffalo Bills.

Entercom focuses on creating effective integrated marketing solutions for its customers that incorporate the Company’s audio, digital and experiential assets. Additionally, the Company has a long-standing commitment to responsible corporate citizenship and environmental stewardship. Entercom stations play a vital, hands-on role in improving their communities, providing over $100 million in annual support for local charitable organizations.

The Company’s radio stations have received numerous awards, including multiple Edward R. Murrow Awards for excellence in broadcast journalism and National Association of Broadcasters (NAB) Marconi Awards for excellence in radio broadcasting.

For more information, please visit www.entercom.com.

Exhibit 99.1 - Page 2

Certain Definitions

All references to per share data, unless stated otherwise, are presented as per diluted share. All references to shares outstanding, unless stated otherwise, are presented to exclude unvested restricted stock units. All references to net debt are outstanding debt net of cash on hand.

Station expenses consist of station operating expenses excluding non-cash compensation expense.

Corporate expenses consist of corporate general and administrative expenses excluding non-cash compensation expense.

Station operating income consists of operating income (loss) before: depreciation and amortization; time brokerage agreement fees (income); corporate general and administrative expenses; non-cash compensation expense (which is otherwise included in station operating expenses); impairment loss; merger and acquisition costs; and gain or loss on sale or disposition of assets.

Adjusted EBITDA consists of net income (loss), adjusted to exclude: income taxes (benefit); total other expense; depreciation and amortization; time brokerage agreement fees (income); non-cash compensation expense (which is otherwise included in station operating expenses and corporate G&A expenses); impairment loss; merger and acquisition costs; and gain or loss on sale or disposition of assets.

Free cash flow consists of operating income (loss): (i) plus depreciation and amortization, net (gain) loss on sale or disposal of assets; non-cash compensation expense (which is otherwise included in station operating expenses and corporate general and administrative expenses), impairment loss; merger and acquisition costs; and (ii) less net interest expense (excluding amortization of deferred financing costs), taxes paid and capital expenditures.

Adjusted net income consists of net income (loss) adjusted to exclude: (i) income taxes (benefit) as reported; (ii) gain/loss on sale of assets, derivative instruments and investments; (iii) non-cash compensation expense; (iv) other income; (v) impairment loss; (vi) merger and acquisition costs; and (vii) gain/loss on early extinguishment of debt. For purposes of comparability, income taxes are reflected at the expected statutory federal and state income tax rate of 42% without discrete items of tax.

Adjusted net income per share includes any dilutive equivalent shares when not anti-dilutive.

Same station is computed by comparing the performance of stations operated by the Company throughout the relevant period to the comparable performance in the prior year’s corresponding period (excluding non-cash compensation expense).

Exhibit 99.1 - Page 3

Non-GAAP Financial Measures

It is important to note that station operating income, station expense, corporate expense, same station net revenues, same station expenses, same station operating income, adjusted EBITDA, adjusted net income, adjusted net income per share and free cash flow are not measures of performance or liquidity calculated in accordance with generally accepted accounting principles (“GAAP”). Management believes that these measures are useful as a way to evaluate the Company and the means for management to evaluate our radio stations’ performance and operations. Management believes that these measures are useful to an investor in evaluating our performance because they are widely used in the broadcast industry as a measure of a radio company’s operating performance.

Certain adjusted non-GAAP financial measures are presented in this release (e.g., adjusted net income and adjusted net income per share). The adjustments exclude gain/loss on sale of assets, derivative instruments, and investments; non-cash compensation expense, other income, impairment loss and gain/loss on early extinguishment of debt. Management believes these adjusted non-GAAP measures provide useful information to Management and investors by excluding certain income, expenses and gains and losses that may not be indicative of the Company’s core operating and financial results. Similarly, Management believes these adjusted measures are a useful performance measure because certain items included in the calculation of net income (loss) may either mask or exaggerate trends in the Company’s ongoing operating performance. Further, the reconciliations corresponding to these adjusted measures, by identifying the individual adjustments, provide a useful mechanism for investors to consider these adjusted measures with some or all of the identified adjustments.

Management uses these non-GAAP financial measures on an ongoing basis to help track and assess the Company’s financial performance. You, however, should not consider non-GAAP measures in isolation or as substitutes for net income (loss), operating income, or any other measure for determining our operating performance that is calculated in accordance with generally accepted accounting principles. These non-GAAP measures are not necessarily comparable to similarly titled measures employed by other companies. The accompanying financial tables provide reconciliations to the nearest GAAP measure of all non-GAAP measures provided in this release.

Note Regarding Forward-Looking Statements

The information in this news release is being widely disseminated in accordance with the Securities and Exchange Commission’s Regulation FD.

This news announcement contains certain forward-looking statements that are based upon current expectations and certain unaudited pro forma information that is presented for illustrative purposes only and involves certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Additional information and key risks are described in the Company’s filings on Forms 8-K, 10-Q and 10-K with the Securities and Exchange Commission. Readers should note that these statements might be impacted by several factors including changes in the economic and regulatory climate and the business of radio broadcasting,

Exhibit 99.1 - Page 4

in general. The unaudited pro forma information and same station operating data reflect adjustments and are presented for comparative purposes only and do not purport to be indicative of what has occurred or indicative of future operating results or financial position. Accordingly, the Company’s actual performance may differ materially from those stated or implied herein. The Company assumes no obligation to publicly update or revise any unaudited pro forma or forward-looking statements.

Contact:

Steve Fisher

Executive Vice President-Operations and Chief Financial Officer

610-660-5647

Exhibit 99.1 - Page 5

Fourth Quarter 2011

Earnings Release

ENTERCOM COMMUNICATIONS CORP.

FINANCIAL DATA

(amounts in thousands, except per share data)

(unaudited)

	Three Months Ended December 31,		Years Ended December 31,
	2011	2010	2011	2010
STATEMENTS OF OPERATIONS
Net Revenues	$95,134	$102,088	$382,727	$391,447

Station Expenses	60,255	62,901	262,644	257,539
Station Expense - Non-Cash Compensation	226	392	776	1,357
Corporate Expenses	4,752	4,840	19,714	17,783
Corporate Expenses - Non-Cash Compensation	1,219	822	6,895	4,171
Depreciation And Amortization	2,741	2,924	11,276	12,660
Merger And Acquisition Costs	—	—	1,542	—
Net Time Brokerage Agreement Fees	—	—	244	—
Net Loss On Sale Or Disposition of Assets	21	52	163	228

Total Operating Expenses	69,214	71,931	303,254	293,738

Operating Income	25,920	30,157	79,473	97,709

Other Expense (Income) Items:
Net Interest Expense	8,442	7,711	24,919	30,491
Net Loss On Early Extinguishment Of Debt	1,144	—	1,144	62
Net Loss On Derivative Instruments	1,346	—	1,346	—
Loss On Investments	30	174	30	174
Other Income	(16)	(11)	(32)	(49)

Total Other Expense	10,946	7,874	27,407	30,678

Income Before Income Taxes (Benefit)	14,974	22,283	52,066	67,031
Income Taxes (Benefit))	4,450	4,998	(16,444)	20,595

Net Income	$10,524	$17,285	$68,510	$46,436

Net Income Per Share - Basic	$0.29	$0.48	$1.88	$1.30

Net Income Per Share - Diluted	$0.28	$0.46	$1.81	$1.23

Weighted Common Shares Outstanding - Basic	36,380	35,731	36,369	35,712

Weighted Common Shares Outstanding - Diluted	37,473	37,536	37,764	37,679

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Capital Expenditures	$1,672	$809	$5,712	$2,744

Income Taxes Paid	$—	$—	$82	$83

Cash Interest	$4,708	$7,091	$18,393	$27,100

	December 31,
	2011	2010
SELECTED BALANCE SHEET DATA
Cash And Cash Equivalents	$3,625	$3,768
Total Assets	919,269	901,025
Current Debt	3,778	165,026
Senior Debt (including Current Debt)	385,121	650,148
Senior Notes	217,103	—
Total Shareholders’ Equity	251,144	170,667

Exhibit 99.1 - Page 6

OTHER FINANCIAL DATA

	Three Months Ended December 31,		Years Ended December 31,
	2011	2010	2011	2010
Reconciliation Of GAAP Station Operating Expenses To Station Expenses
Station Operating Expenses	$60,481	$63,293	$263,420	$258,896
Station Expenses - Non-Cash Compensation	(226)	(392)	(776)	(1,357)

Station Expenses	$60,255	$62,901	$262,644	$257,539

Reconciliation Of GAAP Corporate General & Administrative Expenses
To Corporate Expenses
Corporate General & Administrative Expenses	$5,971	$5,662	$26,609	$21,954
Corporate Expenses - Non-Cash Compensation	(1,219)	(822)	(6,895)	(4,171)

Corporate Expenses	$4,752	$4,840	$19,714	$17,783

Reconciliation Of GAAP Operating Income To Station Operating Income
Operating Income	$25,920	$30,157	$79,473	$97,709
Corporate Expenses	4,752	4,840	19,714	17,783
Corporate Expenses - Non-Cash Compensation	1,219	822	6,895	4,171
Station Expenses - Non-Cash Compensation	226	392	776	1,357
Depreciation And Amortization	2,741	2,924	11,276	12,660
Merger And Acquisition Costs	—	—	1,542	—
Net Time Brokerage Agreement Fees	—	—	244	—
Net Loss On Sale Or Disposition of Assets	21	52	163	228

Station Operating Income	$34,879	$39,187	$120,083	$133,908

Reconciliation Of GAAP Net Income To Adjusted EBITDA
Net Income	$10,524	$17,285	$68,510	$46,436
Income Taxes (Benefit)	4,450	4,998	(16,444)	20,595
Total Other Expense	10,946	7,874	27,407	30,678
Corporate Expenses - Non-Cash Compensation	1,219	822	6,895	4,171
Station Expenses - Non-Cash Compensation	226	392	776	1,357
Depreciation And Amortization	2,741	2,924	11,276	12,660
Merger And Acquisition Costs	—	—	1,542	—
Net Time Brokerage Agreement Fees	—	—	244	—
Net Loss On Sale Or Disposition of Assets	21	52	163	228

Adjusted EBITDA	$30,127	$34,347	$100,369	$116,125

Reconciliation Of GAAP Net Income To Free Cash Flow
Net Income	$10,524	$17,285	$68,510	$46,436
Depreciation And Amortization	2,741	2,924	11,276	12,660
Deferred Financing Costs Included In Interest Expense	742	982	3,567	3,912
Amortization Of Original Issue Discount Included In Interest Expense	25	—	25	—
Non-Cash Compensation Expense	1,445	1,214	7,671	5,528
Net Loss On Sale Or Disposition of Assets	21	52	163	228
Net Loss On Early Extinguishment Of Debt	1,144	—	1,144	62
Loss On Investments	30	174	30	174
Merger And Acquisition Costs	—	—	1,542	—
Net Loss On Derivative Instruments	1,346	—	1,346	—
Other Income	(16)	(11)	(32)	(49)
Income Taxes (Benefit)	4,450	4,998	(16,444)	20,595
Capital Expenditures	(1,672)	(809)	(5,712)	(2,744)
Income Taxes Paid	—	—	(82)	(83)

Free Cash Flow	$20,780	$26,809	$73,004	$86,719

Reconciliation Of GAAP Operating Income To Free Cash Flow:
Operating Income	$25,920	$30,157	$79,473	$97,709
Depreciation and Amortization	2,741	2,924	11,276	12,660
Non-Cash Compensation Expense	1,445	1,214	7,671	5,528
Merger And Acquisition Costs	—	—	1,542	—
Interest Expense, Net of Interest And Dividend Income, Deferred Financing Costs & OID	(7,675)	(6,729)	(21,327)	(26,579)
Capital Expenditures	(1,672)	(809)	(5,712)	(2,744)
Net Loss On Sale Or Disposition of Assets	21	52	163	228
Income Taxes Paid	—	—	(82)	(83)

Free Cash Flow	$20,780	$26,809	$73,004	$86,719

Reconciliation Of GAAP Net Income To Adjusted Net Income
Net Income	$10,524	$17,285	$68,510	$46,436
Income Taxes (Benefit)	4,450	4,998	(16,444)	20,595
Net Loss On Sale Or Disposition of Assets	21	52	163	228
Net Loss On Extinguishment Of Debt	1,144	—	1,144	62
Loss On Investments	30	174	30	174
Merger And Acquisition Costs	—	—	1,542	—
Net Loss On Derivative Instruments	1,346	—	1,346	—
Other Income	(16)	(11)	(32)	(49)
Non-Cash Compensation Expense	1,445	1,214	7,671	5,528

Adjusted Income Before Income Taxes	18,944	23,712	63,930	72,974
Income Taxes	7,956	9,959	26,850	30,649

Adjusted Net Income	$10,988	$13,753	$37,080	$42,325

Weighted Average Diluted Shares Outstanding
Weighted Average Diluted Shares Outstanding - Diluted	37,473	37,536	37,764	37,679

Adjusted Net Income Per Share - Diluted	$0.29	$0.37	$0.98	$1.12

Exhibit 99.1 - Page 7